UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 6, 2009
CARIBOU COFFEE COMPANY, INC.
(Exact name of Registrant as Specified in Charter)

Minnesota (State or Other Jurisdiction of Incorporation)	000-51535 (Commission File Number)	41-1731219 (IRS Employer Identification No.)

3900 Lakebreeze Avenue, North, Brooklyn Center, MN (Address of Principal Executive Offices)	55429 (Zip Code)
Registrant’s telephone number, including area code: 763-592-2200
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits
Signature
EX-99.1

Item 8.01 Other Events.
          On April 6, 2009, Henry J. Suerth , age 63, joined Caribou Coffee Company, Inc. (the “Company”) as the Senior Vice President of Commercial Businesses. Before joining the Company, Mr. Suerth most recently was the Director of Corporate and Alumni Relations at Purdue University. From 2001 to 2005 Mr. Suerth was with Starbucks Coffee Company, where he held the positions of Senior Vice President of Business Alliances and Vice President, Consumer Products.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press release of Caribou Coffee Company, Inc. dated April 7, 2009.

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.
Date: April 6, 2009

CARIBOU COFFEE COMPANY, INC.
By:	/s/ Dan E. Lee
Dan E. Lee
Vice President, General Counsel and Secretary